UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 28, 2018

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (281) 364-2244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in the Information Statement on Schedule 14C filed with the Securities and Exchange Commission on November 8, 2018 (the “Information Statement”), on October 6, 2018, the board of directors (the “Board”) of CSI Compressco GP Inc., the general partner (the “General Partner”) of CSI Compressco LP (the “Partnership”), unanimously approved the CSI Compressco LP Second Amended and Restated 2011 Long Term Incentive Plan (the “Amended LTIP”), which is an amendment and restatement of the CSI Compressco LP Amended and Restated 2011 Long Term Incentive Plan (the “LTIP”), subject to unitholder approval. On October 26, 2018, unitholders holding a majority of the Partnership’s outstanding common units and Series A preferred units (on an as-converted basis) approved the Amended LTIP by written consent in lieu of a special meeting of unitholders. Such unitholder consent and the Amended LTIP became effective on November 28, 2018 (upon the expiration of a waiting period of 20 calendar days after November 8, 2018, the date on which the Information Statement was first sent or given to the other unitholders of the Partnership).

The Amended LTIP provides for potential grants of: (i) restricted units; (ii) phantom units; (iii) unit awards; (iv) other unit-based awards; (v) options; (vi) unit appreciation rights; (vii) cash awards; (viii) distribution equivalent rights and (viii) substitute awards (referred to collectively herein with the other awards as the “Awards”). The Amended LTIP will be administered by the Board, a committee thereof, the board of directors of an affiliate of the Partnership or the General Partner or a committee of such affiliate’s board of directors.

The Amended LTIP (i) increases the number of common units available for delivery with respect to Awards by 3,500,000 common units, (ii) adds a prohibition on repricing of options and unit appreciation rights without approval of the Partnership’s unitholders, except in the case of adjustments implemented to reflect certain transactions, (iii) adds calendar year limitations on the dollar value of Awards that may be granted to non-employee directors, (iv) subjects Awards and amounts paid or payable pursuant to or with respect to Awards to any applicable clawback policies or procedures adopted by the General Partner, (v) extends the term of the Amended LTIP to November 28, 2028, and (vi) incorporates certain other non-material, ministerial changes. The additional common units authorized to be granted under the Amended LTIP are expected to be registered pursuant to a registration statement on Form S-8.

The summary of the Amended LTIP in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended LTIP, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
10.1	CSI Compressco LP Second Amended and Restated 2011 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

By:	CSI Compressco GP Inc.,
its general partner

By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
General Counsel

Dated:  December 4, 2018